                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 19, 2000
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                      CENTERSPAN COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           OREGON                   0-25520                  93-1040330
----------------------------  --------------------  ----------------------------
(State or Other Jurisdiction  Commission File No.)          (IRS Employer
     of Incorporation)                                    Identification No.)

       7175 NW EVERGREEN PARKWAY, SUITE 400, HILLSBORO, OREGON 97124-5839
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          (Address of principal executive offices, including Zip Code)

                                 (503) 615-3200
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              (Registrant's telephone number, including area code)

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                                 AMENDMENT NO. 1

         CenterSpan hereby amends Item 2 of its currrent report on Form 8-K dated December 19, 2000 and filed January 3, 2001 to read in full as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 19, 2000, pursuant to an Asset Purchase Agreement, dated as of December 18, 2000 (the "Purchase Agreement"), between CenterSpan Communications Corporation, an Oregon corporation ("CenterSpan"), and Scour, Inc., a Delaware corporation ("Scour"), CenterSpan acquired certain assets of Scour. The transaction was approved by the U.S. Bankruptcy Court in Scour's Chapter 11 proceeding.

           Prior to its bankruptcy, Scour developed Internet information location tools and provided other online services. Its peer-to-peer search and file sharing application, Scour Exchange, facilitated the search and exchange of digital audio, video and image files over the Internet. CenterSpan plans to launch a new secure and legal digital distribution channel, which will integrate peer-to-peer technology with digital rights management support to permit content owners to track and account for their content within the channel using the Scour Exchange name and web address in the first quarter of 2001.

         CenterSpan paid consideration of $5,500,000 cash and 333,333 newly issued shares of its common stock for the Scour assets. CenterSpan funded the cash portion of the purchase price from its cash then on deposit. The shares issued by CenterSpan were valued at $10.50 per share, the closing price of CenterSpan's common stock on December 12, 2000, the date CenterSpan was named the successful bidder for the assets. None of the shares has been registered under the Securities Act of 1933. CenterSpan has agreed to register the shares under the Securities Act on a single S-3 registration statement to be filed within 60 days of the request of Scour or its permitted assigns. CenterSpan has agreed to cause such registration statement to remain effective for up to two years after its effectiveness.

         The assets acquired will be accounted for at fair value.The description in this Report of the Purchase Agreement, which is filed as an exhibit to this Report, does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

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         CenterSpan hereby amends Item 7 (a) and (b) of its currrent report on
Form 8-K dated December 19, 2000 and filed January 3, 2001 to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         CenterSpan has determined that the assets consisting of a trade name, customer list and certain technology did not constitute the acquisition of a "business" within the meaning of Article 11, Rule 11-01(d) under Regulation S-X and did not constitute any of the events listed in Article 11, Rule 11-01(a) under Regulation S-X. Accordingly, CenterSpan has determined that no financial statements of business acquired are required to be filed in response to this
Item 7(a).

         (b)      PRO FORMA FINANCIAL INFORMATION

         CenterSpan has determined that the asset acquisition did not constitute the acquisition of a "business" within the meaning of Article 11, Rule 11-01(d) under Regulation S-X and did not constitute any of the events listed in Article 11, Rule 11-01(a) under Regulation S-X. Accordingly, CenterSpan has determined that no pro forma financial information are required to be filed in response to this Item 7(b). Depreciation and amortization expenses would have increased by $4,164,000 for the year ended December 31, 1999 and by $3,123,000 for the nine (9) months ended September 30, 2000, using estimated lives ranging from eighteen (18) months to three
(3) years, for the assets owned by CenterSpan during those periods.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, CenterSpan has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERSPAN COMMUNICATIONS
                                             CORPORATION



Dated:  March 2, 2001                        By      /s/ Mark B. Conan
                                                      --------------------------
                                                      Mark B. Conan
                                                      Vice President, Finance
                                                      and Administration and
                                                      Chief Financial Officer